SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                             FORM 8-K
                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 1998.

                           OWENS CORNING
      (Exact name of registrant as specified in its charter)


Delaware                                1-3660             34-4323452
(State or other jurisdiction            (Commission      (IRS Employer
of incorporation)                       File Number)     Identification No.)

One Owens Corning Parkway                                     43659
Toledo, Ohio                                                  (Zip Code)
(Address of principal executive offices)


                            (419) 248-8000
        (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         (a) July 31, 1998 Press Release: On July 31, 1998, Owens Corning (the "Company") issued the Press Release attached hereto as Exhibit 99.
Such  press  release  is  incorporated   herein   by   this reference.

          (b) Exhibits: The exhibits accompanying this report are listed in the accompanying Exhibit Index.




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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 OWENS CORNING
                                 Registrant

                                 By: /s/ Domenico Cecere
                                 Domenico Cecere
                                 Senior Vice President and
                                 Chief Financial Officer

Dated: August 4, 1998




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                     EXHIBIT INDEX

The following exhibits are filed herewith as noted below.


Exhibit No.          Exhibit

99                   Press Release of Owens Corning dated August 4, 1998.